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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date or earliest event reported) August 25, 2002
                                ----------------

                         UNIROYAL TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
                 (State of other jurisdiction of incorporation)



                  0-20686                   65-0341868
             ------------------ -----------------------------------
           (Commission File Number) (IRS Employer Identification No.)



                       Two North Tamiami Trail, Suite 900
                             Sarasota, Florida 34236
                     --------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (941) 361-2100
                                 --------------


                   (Former name or former address, if changed
                              since last report.)







Item 3.  Bankruptcy or Receivership

         On August 25, 2002, Uniroyal Technology Corporation (the "Company") and all of its subsidiaries, High Performance Plastics, Inc., NorLux Corp., Sterling Semiconductor, Inc., UEP Holdings, Inc., ULMC2Corp., Uniroyal Compound Semiconductors, Inc., Uniroyal Engineered Products, LLC, Uniroyal HPP Holdings, Inc., Uniroyal Liability Management Company, Inc., Uniroyal Optoelectronics, Inc., UnitechIND, Inc., UnitechNJ, Inc., UnitechOH, Inc. and UNR Service Corporation (collectively, the "Debtors"), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case Nos. 02-12471 through 02-12485). The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" in the ordinary course under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. No trustee, examiner or committee has been appointed in the Debtors' Chapter 11 cases.
         On August 26, 2002, Uniroyal Technology Corporation issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 5.  Other Events

         In connection with the filing for reorganization discussed in Item 3, the Debtors entered into a Debtor-in-Possession Financing Agreement with The CIT Group/Business Credit, Inc. The agreement provides for a credit line of up to $15 million for the debtors. A copy of the agreement is filed herewith as
Exhibit 10.69



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)      EXHIBITS



10.69 Debtor-in-Possession Financing Agreement dated August 26, 2002 among the CIT Group/Business Credit, Inc. (as Lender) and Uniroyal Technology Corporation, Uniroyal Engineered Products, LLC, Uniroyal Optoelectronics, Inc., Sterling Semiconductor, Inc.,
Uniroyal HPP Holdings, Inc., UnitechNJ, Inc., UnitechOH, Inc., Uniroyal Compound Semiconductors, Inc., UEP Holdings, Inc., UNR Service Corporation, UnitechIND, Inc., Uniroyal Liability Management Company, Inc., High Performance Plastics, Inc., ULMC2Corp., and NorLux Corp. (as Borrowers).



99.1     Press release dated August 26, 2002.





                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         UNIROYAL TECHNOLOGY CORPORATION




Date:  August 27, 2002
                                     By:     /s/ Oliver J. Janney
                                         -----------------------------------
                                           Oliver J. Janney, Executive Vice
                                           President,  General Counsel  and
                                           Secretary